SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(A) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

         [ ]    Preliminary Proxy Statement

         [ ]    Confidential, for Use of the Commission
                       Only (as permitted by Rule 14a-6(e)(2))

         [X]    Definitive Proxy Statement

         [ ]    Definitive Additional Materials

         [ ]    Soliciting Material Pursuant to ss.240.14a-12



                              THERMODYNETICS, INC.
                              --------------------
                (Name of Registrant as Specified In Its Charter)



          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:__________

(2)    Aggregate number of securities to which transaction applies:_____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

(4)    Proposed maximum aggregate value of transaction:_________________________

(5)    Total fee paid:

       [ ] Fee paid previously with preliminary materials:

       [ ] Check box if any part of the fee is offset as  provided  by  Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:______________________________________________

       (2) Form, Schedule or Registration Statement No.:________________________

       (3) Filing Party:________________________________________________________

       (4) Date Filed:__________________________________________________________

[Thermodynetics logo]



                    ----------------------------------------

                              THERMODYNETICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

                                NOVEMBER 7, 2006

         The Annual Meeting of Stockholders of Thermodynetics, Inc. (the "COMPANY") for the fiscal year ended March 31, 2006 will be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 on Tuesday, November 7, 2006 at 9:30 A.M. (EST) for the purpose of considering and acting upon the following matters:

                  1. Election of four (4) directors (Proposal One).

                  2. Such other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on September 22, 2006 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope. A prompt response will avoid the cost to the Company of additional mailings of proxy solicitations.

                                        By Order of the Board of Directors

                                        THERMODYNETICS, INC.


                                        Robert A. Lerman
                                        PRESIDENT & CEO


September 28, 2006
Windsor, Connecticut 06095

         PLEASE  COMPLETE  AND  PROMPTLY  RETURN  YOUR  PROXY  IN  THE  ENCLOSED
         ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

[Thermodynetics logo]






                             ----------------------

                              THERMODYNETICS, INC.

                                 PROXY STATEMENT

                             ----------------------




         This Proxy Statement is first being mailed to Stockholders on or about September 28, 2006 in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation (the "COMPANY"), to be held on Tuesday, November 7, 2006 at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST), and any adjournments thereof.

         Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy for such meeting and the Company's Annual Report for the fiscal year ended March 31, 2006 including financial statements with respect to such year. All proxies which are properly filled in, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder prior to the exercise thereof and stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire. The Board of Directors has fixed the close of business on September 22, 2006 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting or any adjournment thereof. If no selections are made, the proxies will be voted FOR the candidates nominated by the Board of Directors.

         The expense of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone and other communication mediums. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and may reimburse such persons for their services in doing so.

         VOTE REQUIRED, PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT - The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting.

         As of the record date, the Company had 4,027,361 shares of its Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

         Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

Thermodynetics, Inc.                    Proxy Statement                   Page 2


         The affirmative vote of a majority of the votes cast by the holders of Common Stock present in person or by proxy at the meeting is required for the election of directors (Proposal One); the four (4) nominees for Director receiving the largest number of votes cast at the meeting will be elected.

         An abstaining vote counts towards establishing a quorum, but its effect on the actual vote counts differs depending on the subject matter of the vote. In the election of directors, an abstaining vote is not counted and therefore has no effect on the election. There are no other proposals to be considered at the meeting.

         A broker non-vote counts towards establishing a quorum. In the proposals for the election of directors, broker non-votes are not included in the tabulation of the voting results and therefore do not affect the outcome of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

         The holders of shares of Common Stock of the Company do not have cumulative voting rights which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

         Holders of an aggregate of 4,027,361 shares of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting of Stockholders. The Company's officers and directors have the right to vote an aggregate 1,929,345 shares representing forty-seven and nine-tenths of one percent (47.9%), and together with three directors serving as trustees of the Company's 401(k) plan have the right to vote an aggregate 2,331,096 shares representing fifty-seven and nine-tenths of one percent (57.9%), of all shares which are outstanding and entitled to be voted, have stated their intentions to vote their shares FOR Proposal One.


                       ACTIONS TO BE TAKEN AT THE MEETING
                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

         This proposal before the stockholders at the Annual Meeting is the election of four (4) directors to the Company's Board of Directors. Directors hold office for a term of one year and shall serve until his successor is elected and is qualified. The shares represented by proxies will be voted in favor of the election of the nominees named below as directors. Authority to vote for the election of directors shall be deemed granted by proxy unless specifically withheld. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to serve as a director, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

NOMINEES FOR ELECTION AS DIRECTORS

Nominee                    Born   Position                                       Director Since
--------                   ----   --------                                       --------------
John F. Ferraro            1934   Chairman of the Board and Secretary                 1979
Robert A. Lerman           1935   President, Chief Executive Officer and Director     1979
John J. Hughes             1926   Director                                            2003
Fred H. Samuelson          1931   Director                                            2003

Thermodynetics, Inc.                    Proxy Statement                   Page 3


PRINCIPAL OCCUPATIONS OF DIRECTORS AND NOMINEES DURING THE PAST FIVE YEARS

                  JOHN F. FERRARO holds the degree of Bachelor of Science in Industrial Engineering, New York University (1962). In 1979, Mr. Ferraro was elected Secretary and a Director of the Company. Since 1981, Mr. Ferraro has been Chairman of the Board of the Company. In 1997, Mr. Ferraro became Secretary and a Director of Pioneer Ventures Corp. ("PVC") and a manager of Ventures Management Partners LLC ("VMP"), the general partner of a partnership formed for the purpose of providing venture capital financing to other companies. Mr. Ferraro was appointed a Director of Initio, Inc. in 2003. See "Certain Transactions".

                  ROBERT A. LERMAN holds the degrees of Bachelor of Mechanical Engineering, College of the City of New York (1957), Master of Science in
Mathematics,  Adelphi  College  (1961),  and  Master of  Science  in  Electrical
Engineering, University of Connecticut (1964). In 1979, Mr. Lerman was elected Treasurer and a Director, in 1980 President of the Company and was appointed Chief Executive Officer in 2002. Mr. Lerman co-authored the text book, NONLINEAR SYSTEMS DYNAMICS, which was published in 1992 by Van Nostrand Reinhold, New York, New York. In 1997, Mr. Lerman became President and a Director of PVC and a manager of VMP. In 1998 he became a director of Bio Minerals n.v. In 2002 he became a director of 4uDr, Inc. Mr. Lerman also serves as a consultant to other companies none of which are competitive with the Company. See "Certain Transactions".

                  JOHN J. HUGHES was appointed a Director of the Company in 2003. Mr. Hughes was the founder, and served from 1970 through 1990 as the president and chief executive officer of East Windsor Metal Fabricating Inc.; Mr. Hughes continues to provide services on a consulting basis to that company.

                  FRED H. SAMUELSON was appointed a Director of the Company in 2003. Mr. Samuelson holds the degree of Bachelor of Science of Mechanical Engineering, University of Connecticut (1954); and completed a portion of the masters curriculum. Mr. Samuelson was the founder, and served from 1982 through 2001 as the president of Samuelson Engineering Inc., a cutting tools supplier and mechanical components design consultant.

CORPORATE GOVERNANCE:  BOARD AND COMMITTEES

         ATTENDANCE AT MEETINGS

         During FY-2006, the Board of Directors held six (6) meetings. All members of the Board of Directors in FY-2006 attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of which they were members.

         Directors are expected to attend the Annual Meeting of Shareholders. However, the Board of Directors recognizes that circumstances may occasionally preclude attendance by all directors. All of the Company's directors attended the Company's annual meeting for the 2005 fiscal year.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE: The Nominating/Corporate Governance Committee was formed in fiscal 2004 currently consists of the full board of directors. The principal responsibilities of the Nominating/Corporate Governance committee are (i) to make recommendations on the size and composition of the Board, (ii) to establish criteria for Board membership and review and recommend potential candidates to the full Board of Directors, and (iii) to develop and recommend corporate governance principles. The Nominating/Corporate Governance committee held one (1) meeting as a part of a regular board meeting during fiscal year ended March 31, 2006 to discuss and establish corporate governance principles. The Committee has not yet considered new nominees to the board of directors as it is evaluating the transition with respect to the reorganization of its board and management which occurred in connection with the Turbotec Products Plc (the "PLC") May 2006 London IPO. The principles for seeking  new  nominees  or filling  vacancies  on the board are  outlined in the
Committee's charter which is located on the Company's web site at www.Thermodynetics.com/ under Investor Relations.

         While the Board of Directors  has  delegated  the selection and initial
evaluation  of  potential  directors  to  the  Nominating/Corporate   Governance
Committee, the Board retains final approval of all nominations.

         COMPENSATION COMMITTEE: The Compensation Committee was formed in fiscal 2005 and currently consists of Messrs. John J. Hughes and Fred H. Samuelson, both of whom are independent members of the Board of Directors. The principal responsibilities of the Compensation Committee are (i) to make recommendations with respect to executive officer and senior management compensation and incentive compensation programs; (ii) subject to limitations set forth

Thermodynetics, Inc.                    Proxy Statement                   Page 4


in the plans, to administer the Company's stock option plans including the issuance of stock in connection with the Company's incentive bonus plans; and
(iii) to review management development and succession programs. The Compensation Committee was formed in 2004 and held one (1) meeting during fiscal year ended March 31, 2006. The Compensation Committee's charter is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

         AUDIT COMMITTEE. The Audit Committee consists of John J. Hughes and Fred H. Samuelson, both of whom are independent members of the Board of Directors. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating  results of the Company and to appraise the  accounting  and operating controls. The audit committee is to (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, (ii) review and appraise the audit efforts of the Company's independent accountants, (iii) review and confirm the Company's financial statements contained in filings with the SEC, (iv) review and confirm matters relating to the examination of the Company by its independent auditors, (v) review the use and security of the Company's liquid assets through the review of the
Treasurer's function, (vi) reassess its charter annually and recommend any proposed changes to the Board for approval, and (vii) recommend the appointment of independent accountants to the Board of Directors for its consideration and approval. The Audit Committee held one (1) meeting during fiscal year 2006. The responsibilities of the Audit Committee are outlined in a written charter. The Audit Committee's charter is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

INDEPENDENCE OF DIRECTORS

         The Board believes Messrs. Hughes and Samuelson qualify as "independent directors."

COMMUNICATION WITH DIRECTORS

         Stockholders wishing to communicate with the non-management directors of the Company should send their correspondence to: Board of Directors, Thermodynetics, Inc., 651 Day Hill Road, Windsor, CT 06095. Stockholders can also communicate to individual Board members at the same address.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND 5% BENEFICIAL OWNERS

         The following table sets forth, as of September 2, 2005, the number of shares of the Company's Common Stock owned beneficially to the knowledge of the Company, by each beneficial owner of more than 5% of such Common Stock, by each director, by each officer and by all officers and directors of the Company as a group. The shares underlying the ISOs held by one officer which are presently exercisable are deemed beneficially owned. All amounts are reflected on a post-reverse-split (April 18, 2005) basis.

         Name and Address(1)             Amount and Nature           Percent of
         of Beneficial Owner             of Beneficial Ownership     Class Owned
         -------------------             -----------------------     -----------

         Directors and Officers
         ----------------------
         Robert A. Lerman                   1,082,556 shs (2)        26.9%
         John F. Ferraro                      818,989 shs (3)        20.3%
         John J. Hughes                        14,000 shs             0.3%
         Fred H. Samuelson                     14,000 shs             0.3%

         All officers and                   1,929,545 shs (4)        47.9%
         directors as a group
         (four persons)

         Other 5% Shareholders
         ---------------------
         Thermodynetics, Inc. 401(k)          401,551 shs (5)         9.9%
         Retirement Savings Plan

Thermodynetics, Inc.                    Proxy Statement                   Page 5


---------------------------

         (1) The address of all officers and directors is c/o Thermodynetics, Inc., 651 Day Hill Road, Windsor, CT 06095.

         (2) Includes 45,289 shares held for Mr. Lerman in trust under the Company's 401(k) Plan; includes 48,905 shares held by the spouse of Mr. Lerman; excludes the aggregate 401,551 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees.

         (3) Includes 24,007 shares held for Mr. Ferraro in trust under the Company's 401(k) Plan.

         (4) Includes an aggregate 69,296 shares held in trust under the Company's 401(k) Plan for each respective officer's account; excludes the aggregate 401,551 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees. Includes 48,905 shares held by the spouse of Mr. Lerman.

         (5) Includes an aggregate 69,296 shares held in trust under the Company's 401(k) Plan for each respective officer's account.


REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth on an accrual basis for the three most recent fiscal years, the remuneration of each of the Company's executive officers whose remuneration exceeded $100,000 and for all officers of the Company as a group.

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term Compensation
                                            Annual          ----------------------------------------------
                                         Compensation                  Awards           Payouts    Other
                                      -----------------------------------------------------------------------
                                                                                                     Company
                                                       Other          Stock     Options/   LTIP       401(k)
Name/Position         Fiscal Year     Salary/Bonus     Compensation  Awards     SARS       Payouts   Contrib.
-------------         -----------     ------------     ------------  ------     ----       -------   --------
THERMODYNETICS
ROBERT A. LERMAN(1)       2006         $313,876         $3,629           $0       0 shs      $0       $3,846
President, CEO            2005         $244,919(2)      $3,629          $ 0       0 shs      $0       $2,367
& Director                2004         $292,212         $4,036      $60,300       0 shs      $0       $2,855

JOHN F. FERRARO (1)       2006         $263,733         $2,880           $0       0 shs      $0       $1,191
Chairman of the Board,    2005         $242,919(2)      $2,880           $0       0 shs      $0         $796
Treasurer and CFO,        2004         $212,317         $2,880       $1,750       0 shs      $0       $1,077
Secretary & Director

------------------------------------

         (1) Messrs. Lerman and Ferraro each entered into five-year employment contracts with the Company effective April 1, 2004. Each employment contract provides for a basic annual salary with an annual increase at April 1st of each year based on increases in the Consumer Price Index for all Urban Consumers for the New York, New Jersey, and Connecticut Region. Effective June 1, 2005, the board increased Mr. Lerman's base annual salary to $250,000. Each employment contract requires the Company to provide medical insurance coverage for the employee as well as $50,000 of group term insurance, and $65,000 annual expense reimbursement of additional insurance of each employee's selection. In addition, each employment contract contained a provision providing that in the event of disability, the employee will receive disability payments equal to the annual salary of the employee for five years (with proportional reductions in the event of partial disability); and $6,500 per year for tax planning services. The contract may be terminated by the employee on 120 days prior written notice. The contract may also be terminated by the Company in which event the employee will be paid termination compensation equal to each employee's then current salary for five years; in the event there is a change in control of the Company and the employee is terminated, the employee shall receive twice the amount of termination compensation which would otherwise be due. Further, the employee may opt to terminate the employment contract and shall be paid a lump-sum equal to 12 months' basic salary.

         (2) In 2006, 2005, and 2004, Mr. Lerman received cash bonuses of $76,629, $65,000, and $110,000, respectively. In 2006, 2005, and
              2004, Mr. Ferraro received cash bonuses of $76,088, $63,000, and $35,000, respectively.

         ------------------

EMPLOYMENT AND OTHER COMPENSATORY ARRANGEMENTS

         For the fiscal year ending March 31, 2007, the Company anticipates paying aggregate direct remuneration (based on current salaries and anticipated bonuses) of approximately $550,000 to all officers as a group (two persons) of which Mr. Lerman will be paid approximately $350,000, Mr. Ferraro will be paid approximately $200,000.

Thermodynetics, Inc.                    Proxy Statement                   Page 6


COMPENSATION OF DIRECTORS

         It is the general policy of the Board that compensation for independent directors should be a combinatio5 of cash and equity-based compensation. Employee directors are not paid for service as directors in addition to their regular employee compensation.

         In fiscal year ended March 31, 2006, each independent director of the Company was paid $5,000 plus a fee of $500 for each meeting of the Board of Directors or a committee of the Board of Directors that they attended. In addition, independent directors received out-of-pocket expenses for each regular meeting of the Board of Directors attended, either in person or telephonically. Further, the independent directors received stock incentive grants; see "Feb-2006 Stock Bonuses" and "March-2006 Stock Bonuses".

INCENTIVE STOCK OPTIONS

                  2002 INCENTIVE STOCK OPTION PLAN - On October 22, 2002, the Company's stockholders approved the adoption of the Company's 2002 Incentive Stock Option Plan (the "2002 ISO PLAN") reserving 500,000 shares (100,000 shares), on a post-split basis, of the Company's Common Stock for issuance pursuant to incentive stock options qualified under the U.S. Internal Revenue Code of 1986 which may be granted under the 2002 ISO Plan at exercise prices at least equal to 100% of the fair market value of the Common Stock on the date of the effective date of the grant of the option.

         At September 2, 2006 no ISOs under the 2002 ISO Plan were outstanding. No options under the 2002 ISO Plan were granted in fiscal year ended March 31, 2006. The 2002 ISO Plan will expire on July 31, 2012.

NON-QUALIFIED STOCK INCENTIVE PLAN

                  2002 NON-QUALIFIED STOCK INCENTIVE PLAN - On October 22, 2002, the Company's stockholders approved the adoption of the Company's 2002 Non-Qualified Stock Incentive Plan ("2002 NQ PLAN") reserving 100,000 shares on a post-split basis) of the Company's Common Stock for issuance pursuant to the 2002 NQ Plan in the form of stock options, stock bonus, or stock appreciation rights ("SAR"). The purchase price for the exercise of shares subject to any option shall not be less than 33.33% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock; the value of the shares subject to any bonus shall be equal in value to a fixed dollar amount and such value shall not be less than 33.33% of the FMV of the shares of common stock of the Company on the effective date of the bonus and in no event shall be less than the par value of the common stock; the value of an SAR award of stock is equal to or less than (as the Board may determine) the excess of the FMV of one share of stock on the date of the exercise of the SAR less the FMV of one share of stock on the effective date of the award, the result of which is multiplied by the number of shares with respect to which the SAR shall have been exercised. The NQ Plan will expire on December 31, 2012.

         No stock incentives were issued under the 2002 NQ Plan in the fiscal year ended March 31, 2006.

         OPTION GRANTS IN LAST FISCAL YEAR. No options were granted in the last fiscal year.

AGGREGATED EXERCISES

         AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END OPTION/SAR VALUES - No options were outstanding at the record date and no options were exercised during fiscal year ended March 31, 2006 to purchase common stock of the Company. The aggregated option exercise values at fiscal year-end held by the executive officers equals zero.

STOCK BONUSES

         FEB-2006 STOCK BONUSES - On November 14, 2005 the Company's Board of Directors approved the award of an aggregate of 6,000 post-split shares ("FEB-06 STOCK BONUS") effective February 7, 2006. The bonuses were valued at a price per share of $0.38 which equaled one-third of the closing price in the over-the-counter market on November 14,

Thermodynetics, Inc.                    Proxy Statement                   Page 7


2005. Of the total 6,000 shares, the three independent directors of the Company were issued 2,000 shares each. As a part of the reorganization from the London IPO and stock sale, one independent director resigned from the Company, and was elected a director of the PLC and a director of Turbotec. See "Certain Transactions".

         MARCH-2006 STOCK BONUSES - On November 9, 2004 and November 14, 2005 the Company's Board of Directors approved the award of an aggregate of 30,000 (6,000 post-split) shares ("MAR-06 STOCK BONUS") effective March 23, 2006. The bonuses were valued at a price per share of $0.67 which equaled one-third of the closing price in the over-the-counter market on November 9, 2004. Of the total 6,000 shares, the three independent directors of the Company were issued 2,000 shares each. As a part of the reorganization from the London IPO and stock sale, one independent director resigned from the Company, and was elected a director of the PLC and a director of Turbotec. See "Certain Transactions".

         The compensation values of the stock bonuses received by the named executive officers and directors of the Company during the last three fiscal years are reflected in the Summary Compensation Table at the column labeled "Restricted Stock Awards".

EMPLOYEE RETIREMENT SAVINGS PLAN

The Company made its matching contributions to the Thermodynetics, Inc. 401(k) Retirement Savings Plan (the "401(K) PLAN") for the plan year ending December 31, 2005 equal to 25,000 post-split shares of the Company's common stock, on the condition that the value of such grant does not exceed $50,000 at a one-third valuation of the market price. See Note 18 of Notes to Consolidated Financial Statements. The assets of the 401(k) Plan are held in trust for the exclusive benefit of the participants by the trustees of the Plan, Messrs. Hughes, Samuelson, and Lerman served as the trustees. The Company has not yet determined its matching contributions to the 401(k) Plan for the plan year ending December 31, 2006.

         The compensation value of the 401(k) participation received by the below listed officers and directors is reflected in the Summary Compensation Table at the column labeled "Company 401(k) Contribution". The following table sets forth the number of shares of Common Stock contributed to the below referenced persons or groups of persons during the 401(k) Plan year ended December 31, 2005, Column (1), and for all years from inception of the Plan through Plan year ended December 31, 2005, Column (2). All amounts are reflected on a post-reverse-split (April 18, 2005) basis at September 2, 2006.

                                                               Shares Contributed by the Company
                  Name                                        and Held in Trust Under 401(K) Plan
                  ----                                        -----------------------------------
                  Officers and Directors                       Column (1)           Column (2)
                  ----------------------                       ----------           ----------
                                                                                    (Aggregate)
                      THERMODYNETICS
                  Robert A. Lerman(x)                           3,077                45,289
                  John F. Ferraro                                 953                24,007
                  John J. Hughes(x)                                -0-                   -0-
                  Fred H. Samuelson(x)                             -0-                   -0-

                  All officers and directors as a group(x)      4,030                69,296
                      (4 persons)

                  Total Matching Contribution                  25,000               401,551
                  to all employees
                  (98 persons)

---------------------------

                  (x) Trustees of the 401(k) Plan. Excludes the aggregate shares held in trust by the trustees of the 401(k) Plan for all participating employees.

Thermodynetics, Inc.                    Proxy Statement                   Page 8


OTHER PLANS

         The Company does not have any pension or similar  plan.  See  footnotes
(1) and (3) to the cash compensation table as to the Company's employment contracts with Messrs. Ferraro and Lerman containing disability and termination payment provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         At the fiscal year end and through the date hereof, the Company had not received any reports from any director, officer or principal shareholder which indicated on the report, or by calculation based on the transaction and receipt dates, or is not otherwise aware, that any report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 was not filed on a timely basis.

                              CERTAIN TRANSACTIONS

         None of the officers and directors of the Company are currently engaged in businesses competitive to the business of the Company. During the last two
(2) fiscal years, the Company has not been engaged in transaction(s) with any officers, directors, beneficial holders of more than 5% of its outstanding voting securities and entities with which they were affiliated, EXCEPT as presented below.

                  With Directors and Officers, and Related Persons.
                  -------------------------------------------------

         (A) FEBRUARY 7, 2006 STOCK BONUSES - The Company awarded an aggregate of 6,000 post-split shares ("FEB-06 STOCK BONUS") effective February 7, 2006. See also "Stock Bonuses".

         (B) MARCH 23, 2006 STOCK BONUSES - The Company awarded an aggregate of 6,000 post-split shares ("MARCH-06 STOCK BONUS") effective March 23, 2006. See also "Stock Bonuses".

         (C) EMPLOYMENT AGREEMENTS - The Company entered into employment agreements with two officers/directors effective April 1, 2004. See "Summary Compensation" footnotes to the table herein, and Exhibit 10(i) to 10-Ksb filed 29 June 2004.

         (D) PRIVATE PLACEMENT & LOANS -Two affiliated officer/directors entered into subscription agreements with the Company in the Company's $600,000 private placement offering whereby $150,000 was borrowed by the Company from such officer/directors. Further, all investors each received warrants, which expire June 30, 2008, to purchase common stock at an exercise price of $1.40 per share.

INFORMATION CONCERNING INDEPENDENT PUBLIC AUDITORS

         The firm of Mahoney Sabol & Company, LLP, certified public accountants, 95 Glastonbury Boulevard, Glastonbury, Connecticut 06033, audited the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2006. Mahoney Sabol & Company, LLP was first appointed to serve as the Company's auditors and principal accountant on November 30, 2000. Representatives of such firm are not expected to be present at the Annual Meeting of Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES - Fees for the professional audit services rendered by Mahoney, Sabol & Co., LLP for the audit of the Company's annual financial statements for the years ended March 31, 2006 and 2005 equaled $48,000, and $50,000, respectively.

AUDIT-RELATED FEES - Fees for the review of the financial statements included in our quarterly reports for the fiscal years ended March 31, 2006 and 2005 equaled $10,500, and $10,500, respectively.

TAX FEES - Fees for tax preparation services for the fiscal years ended March 31, 2006 and 2005 equaled $9,500, and $7,000, respectively.

Thermodynetics, Inc.                    Proxy Statement                   Page 9


ALL OTHER FEES - All other fees for professional services rendered by Mahoney, Sabol & Co., LLP consisting of accounting services in connection with the acquisition of Vulcan Industries, Inc. in August, 2003, the London IPO and share sale, and other non-audit fees for the fiscal years ended March 31, 2006 and 2005 equaled, in the aggregate, $70,675, and $1,325, respectively.

The Company evaluated whether providing non-audit services by Mahoney, Sabol & Co., LLP for the fiscal year ended March 31, 2006 is compatible with maintaining the principal accountant's independence.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of directors for the 2003 fiscal year end Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 651 Day Hill Road, Windsor, Connecticut 06095 on or before May 16, 2006.

FORM 10-KSB ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2006 as filed with the Securities and Exchange Commission may be obtained by any stockholder entitled to vote at the November 7, 2006 Annual Meeting of Stockholders by addressing a written request to the Secretary, Thermodynetics, Inc., 651 Day Hill Road, Windsor, Connecticut 06095.


                                  OTHER MATTERS

         Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on said matters.

                                        By Order of the Board of Directors

                                        THERMODYNETICS, INC.


                                        Robert A. Lerman
                                          PRESIDENT & CEO


Windsor, Connecticut 06095
September 28, 2006

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY

                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

                              THERMODYNETICS, INC.

                ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 7, 2006

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John F. Ferraro and Robert A. Lerman, or any one of them acting in the absence of the other, as attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation, to be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST) on Tuesday, November 7, 2006 and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned with all the powers which the undersigned would possess if personally present at such meeting. The undersigned directs that this Proxy be voted as follows:

1.       To elect four (4) directors (Proposal One).

         Nominees: Robert A. Lerman, John F. Ferraro, John J. Hughes, Fred H. Samuelson

         FOR ALL  [  ]                FOR ALL, EXCEPT  [  ]

         AGAINST ALL  [  ]            LIST OF NOMINEES AGAINST: ________________

2. In their discretion, on all other matters that may properly come before the meeting.

         AUTHORITY GRANTED  [  ]      AUTHORITY WITHHELD  [  ]
                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR ANY ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

                                        Dated:______________________________2006

                                        ________________________________________

                                        ________________________________________
                                               (Signature of Stockholder)

                                        Please sign  exactly as name  appears on
                                        this Proxy.  If shares are registered in
                                        more than one name,  the  signatures  of
                                        all  such   persons  are   required.   A
                                        corporation  should  sign  in  its  full
                                        corporate  name  by  a  duly  authorized
                                        officer,  stating  the title.  Trustees,
                                        guardians,  executors and administrators
                                        should sign in their official  capacity,
                                        giving  their full  title as such.  If a
                                        partnership,    please   sign   in   the
                                        partnership's   name  by  an  authorized
                                        person.

                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY
     NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED
                              IN THE UNITED STATES
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS